UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 6, 2020

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.55 par value	PWOD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2020, the Board of Directors of Penns Woods Bancorp, Inc. (the “Company”) amended Section 101 of Article I of the Company’s bylaws (Place of Meetings) and Section 105 of Article I of the Company’s bylaws (Quorum) to add language to permit holding meetings of shareholders by means of internet or other electronic communications technology and to provide that the presence or participation by a shareholder at a meeting of shareholders, including voting and taking other action by electronic means, including the internet, will constitute the presence of, or vote or action by, the shareholder at the meeting.

The amendments to the Company’s bylaws are attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

On April 6, 2020, the Company, issued a press release announcing that, due to the emerging health concerns relating to the coronavirus (COVID-19) pandemic, the previously scheduled annual meeting of shareholders on April 28, 2020 will now be held as a virtual meeting. Shareholders will not be able to attend the virtual meeting in person, but will have the ability to participate in the meeting by virtual means, to vote their shares electronically and to submit their questions during the virtual meeting. Although shareholders will not be able to attend the annual meeting in person, virtual attendance capabilities will provide shareholders the ability to participate and ask questions during the meeting. Additionally, shareholders will be deemed to be "present" if they access the annual meeting through the virtual platform and they will be able to vote their shares at the annual meeting, or revoke or change a previously submitted vote, through the virtual platform.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

3.1	Amendments to Section 101 and Section 105 of the Company’s bylaws.

99.1	Press release, dated April 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: April 6, 2020

	By:	/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer

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